Exhibit 99.1

FOR FURTHER INFORMATION CONTACT:

David Dunlap, President and CEO or

Robert Taylor, CFO, (713) 654-2200

Superior Energy Services Announces New Share Repurchase Program

Houston – Dec. 11, 2014 – Superior Energy Services, Inc. (NYSE: SPN) today announced that its Board of Directors has authorized the repurchase of up to $500 million of Superior’s common stock over the next two years. The new program replaces Superior’s existing $400 million authorization.

In making the announcement, Superior’s President and CEO David Dunlap, stated, “We’re very pleased with the Board’s decision to approve this new share repurchase program and believe it reflects the Board’s confidence in both our short term prospects and our long term growth strategy. We have a highly disciplined approach to capital allocation and are committed to using our strong free-cash flow to fund investments that drive returns in addition to value enhancing share repurchases and dividends.”

Superior’s share repurchase program is intended to enhance shareholder value by making repurchases during periods of favorable market conditions. Under the program’s terms, shares may be repurchased from time to time at the Company’s discretion on the open market, through block trades or otherwise.

About Superior Energy Services

Superior Energy Services, Inc. serves the drilling, completion and production-related needs of oil and gas companies worldwide through its brand name drilling products and its integrated completion and well intervention services and tools, supported by an engineering staff who plan and design solutions for customers.

Forward Looking Statements

The press release contains forward-looking statements which involved risks and uncertainties. Generally, the words “expects,” “anticipates,” “targets,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are subject to uncertainties that could cause actual results to differ materially from such statements. Such uncertainties include, but are not limited to: risks inherent in acquiring businesses; the effect of regulatory programs and environmental matters on the Company’s performance, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for the Company’s pressure pumping services; risks associated with business growth outpacing the capabilities of the Company’s infrastructure and workforce; risks associated with the uncertainty of macroeconomic and business conditions worldwide; the cyclical nature and volatility of the oil and gas industry, including the level of exploration, production and development activity and the volatility of oil and gas prices;

changes in competitive factors affecting the Company’s operations; political, economic and other risks and uncertainties associated with international operations; the impact that unfavorable or unusual weather conditions could have on the Company’s operations; the potential shortage of skilled workers; the Company’s dependence on certain customers; the risks inherent in long-term fixed-price contracts; and, operating hazards, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Investors are cautioned that many of the assumptions on which the Company’s forward-looking statements are based are likely to change after the forward-looking statements are made, including for example the market prices of oil and natural gas and regulations affecting oil and gas operations, which the Company cannot control or anticipate. Further, the Company may make changes to its business plans that could or will affect the Company’s results. The Company undertakes no obligation to update any of its forward-looking statements and it does not intend to update its forward-looking statements more frequently than quarterly, notwithstanding any changes in the assumptions, changes in the Company’s business plans, its actual experience, or other changes. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.